Exhibit 99.1

July 30, 2019

FOR IMMEDIATE RELEASE

Media Contact:  Neil Shapiro (212) 271-3447

Investor Contact:  Joel Jeffrey  (212) 271-3610

www.stifel.com/investor-relations

STIFEL REPORTS SECOND QUARTER 2019 FINANCIAL RESULTS

•	Net revenues of $800.8 million, increased 7.8% compared with the year-ago quarter.
•	Record net revenues in Global Wealth Management.
•	Net income available to common shareholders of $103.8 million, or $1.31 per diluted common share.
•	Non-GAAP net income available to common shareholders of $111.4 million, or $1.41 per diluted common share.
•	Record client assets of $305.2 billion, increased 9.9% compared with the year-ago quarter.
•	Non-GAAP return on tangible common equity of 23.1%.
•	Repurchased approximately 1.3 million shares of the Company’s common stock at an average price of $56.32.

ST. LOUIS, MO – Stifel Financial Corp. (NYSE: SF) today reported net income available to common shareholders of $103.8 million, or $1.31 per diluted common share on net revenues of $800.8 million for the three months ended June 30, 2019, compared with net income available to common shareholders of $84.9 million, or $1.04 per diluted common share, on net revenues of $742.7 million for the second quarter of 2018.

For the three months ended June 30, 2019, the Company reported non-GAAP net income available to common shareholders of $111.4 million, or $1.41 per diluted common share. The Company’s reported GAAP net income for the three months ended June 30, 2019 was primarily impacted by merger-related expenses. Details discussed below and in the “Non-GAAP Financial Matters” section.

Chairman’s Comments

“I’m very pleased with our second quarter results. The $801 million in net revenue in the second quarter was the second highest quarterly revenue in our history and, through the first half of 2019, we have generated a record $1.6 billion of net revenue. In addition to our revenue growth, our expense discipline contributed to margins of nearly 20% in the quarter which drove non-GAAP return on tangible common equity of 23% and non-GAAP earnings per share of $1.41, up nearly 16% over 2018. We repurchased approximately 2.3 million shares in the first half of the year while maintaining our commitment to growing our business both organically and through accretive acquisitions. In the first half of 2019, we recruited 80 financial advisors and our pipeline remains very strong. Additionally, we announced two acquisitions in the first half of 2019 and closed another. As I look forward, I am optimistic about the second half of 2019 as well as our longer-term future,” stated Ronald J. Kruszewski, Chairman and Chief Executive Officer of Stifel.

Financial Highlights (Unaudited)	Three Months Ended
($ in 000s, except per share data)	GAAP 6/30/19	GAAP 6/30/18	% Change	GAAP 3/31/19	% Change	Non-GAAP (1) 6/30/19	Non-GAAP (1) 6/30/18	% Change
Net revenues	$800,787	$742,732	7.8	$770,420	3.9	$800,787	$742,541	7.8
Net income applicable to Stifel Financial Corp.	$109,085	$87,287	25.0	$99,207	10.0	$116,659	$101,131	15.4
Preferred dividend	5,288	2,344	125.6	2,344	125.6	5,288	2,344	125.6
Net income available to common shareholders	$103,797	$84,943	22.2	$96,863	7.2	$111,371	$98,787	12.7
Earnings per diluted common share	$1.38	$1.07	29.0	$1.25	10.4	$1.48	$1.24	19.4
Earnings per diluted common share available to common shareholders	$1.31	$1.04	26.0	$1.22	7.4	$1.41	$1.22	15.6
Compensation ratio	58.3%	59.5%		59.5%		57.9%	59.0%
Non-compensation ratio	23.2%	24.5%		22.6%		22.3%	22.5%
Pre-tax operating margin (2)	18.5%	16.0%		17.9%		19.8%	18.5%

For six months ended June 30, 2019, the Company reported net income available to common shareholders of $200.7 million, or $2.53 per diluted common share on net revenues of $1.6 billion, compared with net income available to common shareholders of $171.4 million, or $2.10 per diluted common share, on net revenues of $1.5 billion for the six months ended June 30, 2018.

For the six months ended June 30, 2019, the Company reported non-GAAP net income available to common shareholders of $215.9 million, or $2.73 per diluted common share.

Financial Highlights (Unaudited)	Six Months Ended
($ in 000s, except per share data)	GAAP 6/30/19	GAAP 6/30/18	% Change	Non-GAAP (1) 6/30/19	Non-GAAP (1) 6/30/18	% Change
Net revenues	$1,571,207	$1,493,090	5.2	$1,571,207	$1,493,090	5.2
Net income applicable to Stifel Financial Corp.	$208,292	$176,048	18.3	$223,523	$197,278	13.3
Preferred dividend	7,632	4,688	62.8	7,632	4,688	62.8
Net income available to common shareholders	$200,660	$171,360	17.1	$215,891	$192,590	12.1
Earnings per diluted common share	$2.63	$2.16	21.8	$2.82	$2.42	16.5
Earnings per diluted common share available to common shareholders	$2.53	$2.10	20.5	$2.73	$2.36	15.7
Compensation ratio	58.9%	60.3%		58.4%	59.8%
Non-compensation ratio	22.9%	23.8%		22.2%	22.4%
Pre-tax operating margin (3)	18.2%	15.9%		19.4%	17.8%

Brokerage Revenues

Brokerage revenues, defined as commissions and principal transactions, were $261.4 million, a 2.2% increase compared with the second quarter of 2018 and a 0.8% increase compared with the first quarter of 2019.

	Three Months Ended
($ in 000s)	6/30/19	6/30/18	% Change	3/31/19	% Change
Global Wealth Management	$162,388	$159,290	1.9	$153,194	6.0
Institutional brokerage:
Equity capital markets	40,670	45,266	(10.2)	38,881	4.6
Fixed income capital markets	58,387	51,330	13.7	67,406	(13.4)
Total institutional brokerage	99,057	96,596	2.5	106,287	(6.8)
Total brokerage revenues	$261,445	$255,886	2.2	$259,481	0.8
•	Global Wealth Management brokerage revenues were $162.4 million, a 1.9% increase compared with the second quarter of 2018 and a 6.0% increase compared with the first quarter of 2019.
•	Institutional equity brokerage revenues were $40.7 million, a 10.2% decrease compared with the second quarter of 2018 and a 4.6% increase compared with the first quarter of 2019.
•	Institutional fixed income brokerage revenues were $58.4 million, a 13.7% increase compared with the second quarter of 2018 and a 13.4% decrease compared with the first quarter of 2019.

Investment Banking Revenues

Investment banking revenues were $179.6 million, an 11.5% increase compared with the second quarter of 2018 and an 11.0% increase compared with the first quarter of 2019.

	Three Months Ended
($ in 000s)	6/30/19	6/30/18	% Change	3/31/19	% Change
Capital raising:
Global Wealth Management	$10,559	$7,968	32.5	$8,223	28.4

Equity capital markets	59,156	44,087	34.2	27,859	112.3
Fixed income capital markets	26,997	22,025	22.6	20,863	29.4
Institutional Group	86,153	66,112	30.3	48,722	76.8
Total capital raising (4)	96,712	74,080	30.6	56,945	69.8
Advisory fees (4)	82,905	87,004	(4.7)	104,895	(21.0)
Total investment banking (4)	$179,617	$161,084	11.5	$161,840	11.0
•	Global Wealth Management capital raising revenues were $10.6 million, a 32.5% increase compared with the second quarter of 2018 and a 28.4% increase compared with the first quarter of 2019.
•	Institutional equity capital raising revenues were $59.2 million, a 34.2% increase compared with the second quarter of 2018 and a 112.3% increase compared with the first quarter of 2019.
•	Institutional fixed income capital raising revenues were $27.0 million, a 22.6% increase compared with the second quarter of 2018 and a 29.4% increase compared with the first quarter of 2019.
•	Advisory fee revenues were $82.9 million, a 4.7% decrease compared with the second quarter of 2018 and a 21.0% decrease compared with the first quarter of 2019.

Asset Management and Service Fee Revenues

Asset management and service fee revenues were $211.2 million, a 5.8% increase compared with the second quarter of 2018 and an 8.1% increase compared with the first quarter of 2019. See Asset Management and Service Fee Break-down table.

Net Interest Income

Net interest income of $135.0 million, a 15.3% increase compared with the second quarter of 2018 and a 4.6% decrease compared with the first quarter of 2019. See Net Interest Income Analysis table.

•	Interest income was $187.9 million, a 21.7% increase compared with the second quarter of 2018 and a 1.6% decrease compared with the first quarter of 2019.
•	Interest expense was $52.9 million, a 41.9% increase compared with the second quarter of 2018 and a 7.0% increase compared with the first quarter of 2019.

Compensation and Benefits Expenses

For the quarter ended June 30, 2019, compensation and benefits expenses were $466.9 million, which included $3.3 million of merger-related and severance expenses (non-GAAP adjustments). This compares with $442.2 million in the second quarter of 2018 and $458.1 million in the first quarter of 2019. Excluding the non-GAAP adjustments, compensation and benefits as a percentage of net revenues were 57.9% in the second quarter of 2019 (non-GAAP measure).

	Three Months Ended		Six Months Ended
($ in 000s)	6/30/19	6/30/18	6/30/19	6/30/18
GAAP compensation and benefits	$466,861	$442,170	$924,975	$900,063
As a percentage of net revenues	58.3%	59.5%	58.9%	60.3%
Non-GAAP adjustments: (5)
Merger-related and severance	(3,304)	(4,075)	(7,236)	(7,814)
Non-GAAP compensation and benefits	$463,557	$438,095	$917,739	$892,249
As a percentage of non-GAAP net revenues	57.9%	59.0%	58.4%	59.8%

Non-Compensation Operating Expenses

For the quarter ended June 30, 2019, non-compensation operating expenses were $185.9 million, which included $6.9 million of merger-related and litigation-related expenses (non-GAAP adjustments). This compares with $182.2 million in the second quarter of 2018 and $174.5 million in the first quarter of 2019. Excluding the non-GAAP adjustments, non-compensation operating expenses as a percentage of net revenues for the quarter ended June 30, 2019 were 22.3% (non-GAAP measure).

	Three Months Ended		Six Months Ended
($ in 000s)	6/30/19	6/30/18	6/30/19	6/30/18
GAAP non-compensation expenses	$185,944	$182,215	$360,441	$355,126
As a percentage of net revenues	23.2%	24.5%	22.9%	23.8%
Non-GAAP adjustments: (5)
Merger-related	(3,417)	(8,892)	(7,676)	(14,915)
Litigation-related	(3,507)	(6,000)	(3,507)	(6,000)
	(6,924)	(14,892)	(11,183)	(20,915)
Non-GAAP non-compensation expenses	$179,020	$167,323	$349,258	$334,211
As a percentage of non-GAAP net revenues	22.3%	22.5%	22.2%	22.4%

Provision for Income Taxes

The GAAP effective income tax rate for the quarter ended June 30, 2019 was 25.9%. This compares with an effective income tax rate of 26.2% for the second quarter of 2018 and 27.9% for the first quarter of 2019. The adjusted non-GAAP effective income tax rate for the quarter ended June 30, 2019 was 25.9%.

	Three Months Ended		Six Months Ended
($ in 000s)	6/30/19	6/30/18	6/30/19	6/30/18
GAAP provision for income taxes	$38,225	$31,060	$76,595	$61,853
GAAP effective tax rate	25.9%	26.2%	26.9%	26.0%
Non-GAAP adjustments: (5)
Merger-related, litigation-related, and severance	2,752	5,102	4,955	7,814
Other	(98)	(170)	(1,767)	(315)
	2,654	4,932	3,188	7,499
Non-GAAP provision for income taxes	$40,879	$35,992	$79,783	$69,352
Non-GAAP effective tax rate	25.9%	26.2%	26.3%	26.0%

Conference Call Information

Stifel Financial Corp. will host its second quarter 2019 financial results conference call on Tuesday, July 30, 2019, at 8:00 a.m. Eastern time. The conference call may include forward-looking statements.

All interested parties are invited to listen to Stifel’s Chairman and CEO, Ronald J. Kruszewski, by dialing (877) 876-9938 and referencing conference ID #8069647. A live audio webcast of the call, as well as a presentation highlighting the Company’s results, will be available through the Company's web site, www.stifel.com. For those who cannot listen to the live broadcast, a replay of the broadcast will be available through the above-referenced web site beginning approximately one hour following the completion of the call.

Company Information

Stifel Financial Corp. (NYSE: SF) is a financial services holding company headquartered in St. Louis, Missouri, that conducts its banking, securities, and financial services business through several wholly owned subsidiaries. Stifel’s broker-dealer clients are served in the United States through Stifel, Nicolaus & Company, Incorporated; Keefe Bruyette & Woods, Inc.; Miller Buckfire & Co., LLC; and Century Securities Associates, Inc., and in the United Kingdom and Europe through Stifel Nicolaus Europe Limited. The Company’s broker-dealer affiliates provide securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, professional money managers, businesses, and municipalities. Stifel Bank & Trust and Stifel Bank offer a full range of consumer and commercial lending solutions. Stifel Trust Company, N.A. and Stifel Trust Company Delaware, N.A. offer trust and related services. To learn more about Stifel, please visit the Company’s web site at www.stifel.com.

Forward-Looking Statements

This earnings release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements in this earnings release not dealing with historical results are forward-looking and are based on various assumptions.  The forward-looking statements in this earnings release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities:  the ability to successfully integrate acquired companies or the branch offices and financial advisors; a material adverse change in financial condition; the risk of borrower, depositor, and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel Financial Corp. with the Securities and Exchange Commission.  Forward-looking statements speak only as to the date they are made. Stifel Financial Corp. disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Summary Results of Operations (Unaudited)
	Three Months Ended					Six Months Ended
($ in 000s, except per share amounts)	6/30/19	6/30/18	% Change	3/31/19	% Change	6/30/19	6/30/18	% Change
Revenues:
Commissions	$164,981	$166,902	(1.2)	$155,449	6.1	$320,430	$332,677	(3.7)
Principal transactions	96,464	88,984	8.4	104,032	(7.3)	200,496	186,766	7.4
Brokerage revenues	261,445	255,886	2.2	259,481	0.8	520,926	519,443	0.3

Advisory fees	82,911	87,004	(4.7)	104,890	(21.0)	187,801	184,676	1.7
Capital raising	96,706	74,059	30.6	56,950	69.8	153,656	152,749	0.6
Investment banking	179,617	161,063	11.5	161,840	11.0	341,457	337,425	1.2
Asset management and service fees	211,171	199,568	5.8	195,267	8.1	406,438	395,369	2.8
Other income	13,505	9,073	48.8	12,209	10.6	25,714	12,430	106.9
Operating revenues	665,738	625,590	6.4	628,797	5.9	1,294,535	1,264,667	2.4
Interest revenue	187,940	154,421	21.7	191,071	(1.6)	379,011	292,155	29.7
Total revenues	853,678	780,011	9.4	819,868	4.1	1,673,546	1,556,822	7.5
Interest expense	52,891	37,279	41.9	49,448	7.0	102,339	63,732	60.6
Net revenues	800,787	742,732	7.8	770,420	3.9	1,571,207	1,493,090	5.2

Non-interest expenses:
Compensation and benefits	466,861	442,170	5.6	458,114	1.9	924,975	900,063	2.8
Occupancy and equipment rental	61,055	53,596	13.9	58,862	3.7	119,917	111,191	7.8
Communication and office supplies	35,069	36,639	(4.3)	35,697	(1.8)	70,766	70,138	0.9
Commissions and floor brokerage	11,008	10,095	9.0	10,956	0.5	21,964	19,460	12.9
Provision for loan losses	2,353	4,277	(45.0)	2,283	3.1	4,636	6,320	(26.6)
Other operating expenses	76,459	77,608	(1.5)	66,699	14.6	143,158	148,017	(3.3)
Total non-interest expenses	652,805	624,385	4.6	632,611	3.2	1,285,416	1,255,189	2.4
Income before income taxes	147,982	118,347	25.0	137,809	7.4	285,791	237,901	20.1
Provision for income taxes	38,225	31,060	23.1	38,370	(0.4)	76,595	61,853	23.8
Net income	109,757	87,287	25.7	99,439	10.4	209,196	176,048	18.8
Net income applicable to non-controlling interests	672	—	n/m	232	189.7	904	—	n/m
Net income applicable to Stifel Financial Corp.	109,085	87,287	25.0	99,207	10.0	208,292	176,048	18.3
Preferred dividends	5,288	2,344	125.6	2,344	125.6	7,632	4,688	62.8
Net income available to common shareholders	$103,797	$84,943	22.2	$96,863	7.2	$200,660	$171,360	17.1
Earnings per common share:
Basic	$1.43	$1.18	21.2	$1.35	5.9	$2.74	$2.39	14.6
Diluted	$1.31	$1.04	26.0	$1.22	7.4	$2.53	$2.10	20.5

Cash dividends declared per common share	$0.15	$0.12	25.0	$0.15	—	$0.30	$0.24	25.0

Weighted average number of common shares outstanding:
Basic	72,519	71,692	1.2	71,700	1.1	73,180	71,843	1.9
Diluted	79,079	81,299	(2.7)	79,210	(0.2)	79,160	81,548	(2.9)

Summary Segment Results (Unaudited)
	Three Months Ended					Six Months Ended
($ in 000s)	6/30/19	6/30/18	% Change	3/31/19	% Change	6/30/19	6/30/18	% Change
Net revenues:
Global Wealth Management	$532,433	$497,327	7.1	$510,610	4.3	$1,043,043	$982,902	6.1
Institutional Group	270,602	252,825	7.0	261,286	3.6	531,888	522,903	1.7
Other	(2,248)	(7,420)	69.7	(1,476)	(52.3)	(3,724)	(12,715)	70.7
Total net revenues	$800,787	$742,732	7.8	$770,420	3.9	$1,571,207	$1,493,090	5.2

Operating expenses:
Global Wealth Management	$340,081	$309,432	9.9	$316,120	7.6	$656,201	$618,236	6.1
Institutional Group	231,300	216,801	6.7	229,082	1.0	460,382	442,309	4.1
Other	81,424	98,152	(17.0)	87,409	(6.8)	168,833	194,644	(13.3)
Total operating expenses	$652,805	$624,385	4.6	$632,611	3.2	$1,285,416	$1,255,189	2.4

Operating contribution:
Global Wealth Management	$192,352	$187,895	2.4	$194,490	(1.1)	$386,842	$364,666	6.1
Institutional Group	39,302	36,024	9.1	32,204	22.0	71,506	80,594	(11.3)
Other	(83,672)	(105,572)	(20.7)	(88,885)	(5.9)	(172,557)	(207,359)	(16.8)
Income before income taxes	$147,982	$118,347	25.0	$137,809	7.4	$285,791	$237,901	20.1

As a percentage of net revenues:
Compensation and benefits
Global Wealth Management	49.3	47.8		48.5		48.9	48.8
Institutional Group	57.6	59.3		61.0		59.3	59.2
Non-comp. operating expenses
Global Wealth Management	14.6	14.4		13.4		14.0	14.1
Institutional Group	27.9	26.5		26.7		27.3	25.4
Income before income taxes
Global Wealth Management	36.1	37.8		38.1		37.1	37.1
Institutional Group	14.5	14.2		12.3		13.4	15.4
Consolidated pre-tax margin	18.5	16.0		17.9		18.2	15.9

Financial metrics (unaudited):	As of and For the Three Months Ended
($ in 000s, except percentages and per share amounts)	6/30/19	6/30/18	3/31/19
Total assets	$24,343,597	$22,608,169	$24,183,559
Total Stifel Financial shareholders' equity	3,429,126	2,954,362	3,376,623
Book value per common share (6)	$44.68	$39.34	$43.18
Return on common equity (7)	13.4%	12.1%	12.7%
Non-GAAP return on common equity (1) (7)	14.3%	14.1%	13.7%
Return on tangible common equity (8)	21.5%	20.0%	20.6%
Non-GAAP return on tangible common equity (1) (8)	23.1%	23.3%	22.3%
Tier 1 common capital ratio (9)	15.6%	16.4%	15.9%
Tier 1 risk based capital ratio (9)	18.0%	18.4%	18.5%
Tier 1 leverage capital ratio (9)	10.0%	9.5%	9.8%
Pre-tax margin on net revenues	18.5%	16.0%	17.9%
Non-GAAP pre-tax margin on net revenues (1) (2)	19.8%	18.5%	19.0%
Effective tax rate	25.9%	26.2%	27.9%
Non-GAAP effective tax rate (1)	25.9%	26.2%	26.7%

Statistical Information (unaudited):	As of and For the Three Months Ended
($ in 000s, except financial advisors and locations)	6/30/19	6/30/18	% Change	3/31/19	% Change
Financial advisors (10)	2,097	2,012	4.2	2,061	1.7
Independent contractors	96	106	(9.4)	99	(3.0)
Total financial advisors	2,193	2,118	3.5	2,160	1.5
Locations	413	398	3.8	407	1.5
Total client assets	$305,233,000	$277,708,000	9.9	$299,993,000	1.7
Fee-based client assets	$103,824,000	$91,275,000	13.7	$99,579,000	4.3
Client money market and insured product	$13,674,000	$15,703,000	(12.9)	$14,928,000	(8.4)
Secured client lending (11)	$3,251,723	$3,174,639	2.4	$3,175,240	2.4

	Asset Management and Service Fee Break-down (unaudited)
Asset Management and Service Fee Revenues:	Three Months Ended
($ in 000s)	6/30/19	6/30/18	% Change	3/31/19	% Change
Private Client Group (12)	$164,554	$149,457	10.1	$148,092	11.1
Asset Management	29,485	27,606	6.8	28,469	3.6
Third-party Bank Sweep Program	6,869	11,601	(40.8)	8,562	(19.8)
Other (13)	10,263	10,904	(5.9)	10,144	1.2
Total asset management and service fee revenues	$211,171	$199,568	5.8	$195,267	8.1

Fee-based Assets:	Three Months Ended
($ in millions)	6/30/19	6/30/18	% Change	3/31/19	% Change
Private Client Group (12)	$80,983	$67,807	19.4	$73,553	10.1
Asset Management	33,156	29,679	11.7	32,952	0.6
Elimination (14)	(10,315)	(6,211)	66.1	(6,926)	48.9
Total fee-based assets	$103,824	$91,275	13.7	$99,579	4.3

Individual Program Banks	$1,459	$3,153	(53.7)	$1,875	(22.2)

ROA (bps) (15)
Private Client Group (12)	89.5	90.2		89.6
Asset Management	35.6	37.2		34.6
Individual Program Banks	163.6	134.0		153.3

Consolidated Net Interest Income Analysis (Unaudited):

	Three Months Ended
	June 30, 2019			June 30, 2018			March 31, 2019
($ in millions, except percentages)	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate
Interest-earning assets:
Cash and federal funds sold	$750.4	$4.3	2.31%	$396.2	$2.1	2.11%	$1,124.9	$7.8	2.78%
Financial instruments owned	1,320.5	6.4	1.94	1,230.0	5.0	1.62	1,277.4	6.3	1.98
Margin balances	1,291.5	13.7	4.23	1,311.1	12.3	3.75	1,258.5	13.4	4.27
Investments:
Asset-backed securities	4,508.4	46.0	4.08	4,692.7	45.4	3.87	4,698.9	49.0	4.17
Mortgage-backed securities	1,470.9	8.6	2.33	1,684.7	9.0	2.15	1,531.4	9.0	2.35
Corporate fixed income securities	915.0	6.9	3.02	1,273.2	8.7	2.74	954.5	7.2	3.01
State and municipal securities	48.0	0.2	1.85	73.6	0.4	1.98	50.1	0.3	2.38
Total Investments	6,942.3	61.7	3.56	7,724.2	63.5	3.29	7,234.9	65.5	3.62
Loans:
Commercial and industrial	3,337.4	41.3	4.95	2,641.2	28.8	4.36	3,419.8	40.8	4.78
Residential real estate	2,953.7	22.5	3.05	2,703.4	18.8	2.78	2,927.9	22.5	3.07
Securities-based loans	1,916.3	20.2	4.21	1,835.4	17.2	3.74	1,799.5	19.1	4.25
Commercial real estate	354.3	5.0	5.63	103.8	1.1	4.33	336.5	4.7	5.60
Loans held for sale	178.6	1.8	4.02	189.6	1.9	3.94	179.0	1.8	4.09
Other	377.9	5.1	5.38	59.7	0.6	4.51	319.0	4.4	5.36
Total Loans	9,118.2	95.9	4.21	7,533.1	68.4	3.63	8,981.7	93.3	4.15
Other interest-bearing assets	831.6	5.9	2.86	810.9	3.1	1.54	736.3	4.8	2.61
Total interest-earning assets/interest income	20,254.5	187.9	3.71	19,005.5	154.4	3.25	20,613.7	191.1	3.71
Interest-bearing liabilities:
Short-term borrowings	29.8	0.2	3.16	101.4	0.7	2.71	68.2	0.5	3.10
Senior notes	1,016.2	11.1	4.38	1,015.5	11.1	4.38	1,016.1	11.1	4.38
Deposits	14,660.7	29.3	0.80	13,441.3	15.3	0.46	15,282.3	28.1	0.73
FHLB	550.2	2.9	2.12	844.6	3.1	1.47	461.4	1.7	1.45
Other interest-bearing liabilities	1,764.4	9.4	2.10	1,678.0	7.1	1.68	1,588.3	8.0	2.03
Total interest-bearing liabilities/interest expense	$18,021.3	$52.9	1.17%	$17,080.8	$37.3	0.87%	$18,416.3	$49.4	1.07%
Net interest income/margin		$135.0	2.67%		$117.1	2.47%		$141.7	2.75%

Stifel Bancorp, Inc. (16) Net Interest Income Analysis (Unaudited):

	Three Months Ended
	June 30, 2019			June 30, 2018			March 31, 2019
($ in millions, except percentages)	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate
Interest-earning assets:
Cash and federal funds sold	$330.6	$1.8	2.15%	$35.4	$0.2	1.96%	$732.6	$4.6	2.49%
Investments	6,942.3	61.7	3.56	7,724.2	63.5	3.29	7,234.9	65.5	3.62
Loans	9,118.2	95.9	4.21	7,533.1	68.4	3.63	8,981.7	93.3	4.15
Other interest-bearing assets	57.2	0.6	4.38	64.5	0.7	4.43	52.3	1.0	8.45
Total interest-earning assets/interest income	16,448.3	160.0	3.89	15,357.2	132.8	3.46	17,001.5	164.4	3.87
Interest-bearing liabilities:
Deposits	14,660.7	29.3	0.80	13,441.3	15.3	0.46	15,282.3	28.1	0.73
FHLB	550.2	2.9	2.12	844.6	3.1	1.47	461.4	1.7	1.45
Other interest-bearing liabilities	1.7	0.1	6.73	16.1	0.2	4.35	1.7	—	9.16
Total interest-bearing liabilities/interest expense	$15,212.6	32.3	0.85%	$14,302.0	18.6	0.52%	$15,745.4	29.8	0.76%
Net interest income/margin		$127.7	3.11%		$114.2	2.97%		$134.6	3.17%

Stifel Bancorp, Inc. - a component of Global Wealth Management

Selected operating data (unaudited):	Three Months Ended					Six Months Ended
($ in 000s, except percentages)	6/30/19	6/30/18	% Change	3/31/19	% Change	6/30/19	6/30/18	% Change
Net interest income	$127,714	$114,200	11.8	$134,564	(5.1)	$262,278	$221,827	18.2
Bank loan loss provision	2,353	4,277	(45.0)	2,283	3.1	4,636	6,320	(26.6)
Charge-offs	54	—	n/m	56	(3.6)	110	14	685.7
Net interest margin	3.11%	2.97%	14 bps	3.17%	(6) bps	3.14%	2.93%	21 bps

Financial Metrics (unaudited):	As of
($ in 000s, except percentages)	6/30/19	6/30/18	3/31/19
Total assets	$16,645,984	$15,859,681	$16,822,599
Total shareholders' equity	1,236,318	1,103,625	1,242,760
Total loans, net (includes loans held for sale)	9,127,836	7,557,982	8,850,905
Total deposits	14,901,061	13,890,849	15,049,877
Available-for-sale securities, at fair value	2,702,211	3,473,366	3,002,751
Held-to-maturity securities, at amortized cost	3,957,629	4,516,441	4,100,357
Commercial and industrial	3,338,127	2,677,096	3,314,564
Residential real estate	2,984,725	2,703,935	2,928,228
Securities-based loans	1,962,528	1,845,592	1,860,989
Commercial real estate	367,283	127,253	361,950
Loans held for sale	163,511	210,611	144,216
Stifel Bank & Trust:
Common equity tier 1 capital ratio (9)	13.4%	14.4%	13.7%
Tier 1 capital ratio (9)	13.4%	14.4%	13.8%
Total capital ratio (9)	14.5%	15.4%	14.9%
Tier 1 leverage ratio (9)	7.2%	7.2%	7.1%
Stifel Bank:
Common equity tier 1 capital ratio (9)	17.7%	n/a	17.5%
Tier 1 capital ratio (9)	17.7%	n/a	17.5%
Total capital ratio (9)	18.9%	n/a	18.6%
Tier 1 leverage ratio (9)	7.3%	n/a	7.5%

Credit Metrics:
Allowance for loan losses	$90,472	$73,775	$88,172
Allowance as a percentage of retained loans	1.00%	0.99%	1.00%
Net charge-offs as a percentage of average loans	0.00%	0.00%	0.00%
Total nonperforming assets	$21,111	$18,696	$21,276
Nonperforming assets as % of total assets	0.13%	0.12%	0.13%

Global Wealth Management Summary Results of Operations (Unaudited)
	Three Months Ended					Six Months Ended
($ in 000s)	6/30/19	6/30/18	% Change	3/31/19	% Change	6/30/19	6/30/18	% Change
Revenues:
Commissions	$120,284	$118,129	1.8	$109,927	9.4	$230,211	$237,334	(3.0)
Principal transactions	42,104	41,161	2.3	43,267	(2.7)	85,371	84,690	0.8
Brokerage revenues	162,388	159,290	1.9	153,194	6.0	315,582	322,024	(2.0)

Asset management and service fees	211,156	199,557	5.8	195,253	8.1	406,409	395,346	2.8
Net interest	137,599	124,987	10.1	145,295	(5.3)	282,894	243,442	16.2
Investment banking	10,559	8,049	31.2	8,223	28.4	18,782	15,737	19.3
Other income	10,731	5,444	97.1	8,645	24.1	19,376	6,353	205.0
Net revenues	532,433	497,327	7.1	510,610	4.3	1,043,043	982,902	6.1
Non-interest expenses:
Compensation and benefits	262,321	237,879	10.3	247,473	6.0	509,794	479,639	6.3
Non-compensation operating expenses	77,760	71,553	8.7	68,647	13.3	146,407	138,597	5.6
Total non-interest expenses	340,081	309,432	9.9	316,120	7.6	656,201	618,236	6.1
Income before income taxes	$192,352	$187,895	2.4	$194,490	(1.1)	$386,842	$364,666	6.1

As a percentage of net revenues:
Compensation and benefits	49.3	47.8		48.5		48.9	48.8
Non-compensation operating expenses	14.6	14.4		13.4		14.0	14.1
Income before income taxes	36.1	37.8		38.1		37.1	37.1

Institutional Group Summary Results of Operations (Unaudited)
	Three Months Ended					Six Months Ended
($ in 000s)	6/30/19	6/30/18	% Change	3/31/19	% Change	6/30/19	6/30/18	% Change
Revenues:
Commissions	$44,697	$48,773	(8.4)	$45,522	(1.8)	$90,219	$95,343	(5.4)
Principal transactions	54,360	47,823	13.7	60,765	(10.5)	115,125	102,076	12.8
Brokerage revenues	99,057	96,596	2.5	106,287	(6.8)	205,344	197,419	4.0
Advisory fees	82,905	86,922	(4.6)	104,895	(21.0)	187,800	184,595	1.7
Capital raising	86,153	66,112	30.3	48,722	76.8	134,875	137,113	(1.6)
Investment banking	169,058	153,034	10.5	153,617	10.1	322,675	321,708	0.3
Other (17)	2,487	3,195	(22.2)	1,382	80.0	3,869	3,776	2.5
Net revenues	270,602	252,825	7.0	261,286	3.6	531,888	522,903	1.7
Non-interest expenses:
Compensation and benefits	155,779	149,984	3.9	159,411	(2.3)	315,190	309,328	1.9
Non-compensation operating expenses	75,521	66,817	13.0	69,671	8.4	145,192	132,981	9.2
Total non-interest expenses	231,300	216,801	6.7	229,082	1.0	460,382	442,309	4.1
Income before income taxes	$39,302	$36,024	9.1	$32,204	22.0	$71,506	$80,594	(11.3)

As a percentage of net revenues:
Compensation and benefits	57.6	59.3		61.0		59.3	59.2
Non-compensation operating expenses	27.9	26.5		26.7		27.3	25.4
Income before income taxes	14.5	14.2		12.3		13.4	15.4

Non-GAAP Financial Measures

The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the three months ended June 30, 2019 and 2018, and March 31, 2019. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of on-going business.

A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.

The following table provides details with respect to reconciling net income and earnings per diluted common share on a GAAP basis for the three and six months ended June 30, 2019 and 2018, and the three months ended March 31, 2019 to net income and earnings per diluted common share on a non-GAAP basis for the same period.

	Three Months Ended			Six Months Ended
($ in 000s)	6/30/19	6/30/18	3/31/19	6/30/19	6/30/18
GAAP net income applicable to Stifel Financial Corp.	$109,085	$87,287	$99,207	$208,292	$176,048
Preferred dividend	5,288	2,344	2,344	7,632	4,688
Net income available to common shareholders	103,797	84,943	96,863	200,660	171,360

Non-GAAP adjustments:
Merger-related and severance (18)	6,721	12,776	8,191	14,912	22,729
Litigation-related (19)	3,507	6,000	—	3,507	6,000
Provision for income taxes (20)	(2,654)	(4,932)	(534)	(3,188)	(7,499)
Total non-GAAP adjustments	7,574	13,844	7,657	15,231	21,230
Non-GAAP net income available to common shareholders	$111,371	$98,787	$104,520	$215,891	$192,590

Weighted average diluted shares outstanding	79,079	81,299	79,210	79,160	81,548

GAAP earnings per diluted common share	$1.38	$1.07	$1.25	$2.63	$2.16
Non-GAAP adjustments	0.10	0.17	0.10	0.19	0.26
Non-GAAP earnings per diluted common share	$1.48	$1.24	$1.35	$2.82	$2.42

GAAP earnings per diluted common share available to common shareholders	$1.31	$1.04	$1.22	$2.53	$2.10
Non-GAAP adjustments	0.10	0.18	0.10	0.20	0.26
Non-GAAP earnings per diluted common share available to common shareholders	$1.41	$1.22	$1.32	$2.73	$2.36

Footnotes

(1)	Reconciliations of the Company’s GAAP results to these non-GAAP measures are discussed within and under “Non-GAAP Financial Measures.”
(2)

Non-GAAP pre-tax margin for the three months ended June 30, 2019 of 19.8% is calculated by adding non-GAAP adjustments of $10.2 million to our GAAP income before income taxes of $148.0 million and dividing it by non-GAAP net revenues for the quarter of $800.8 million. Reconciliations of the Company’s GAAP results to certain non-GAAP measures is discussed within and under “Non-GAAP Financial Measures.”

(3)

Non-GAAP pre-tax margin for the six months ended June 30, 2019 of 19.4% is calculated by adding non-GAAP adjustments of $18.4 million to our GAAP income before income taxes of $285.8 million and dividing it by non-GAAP net revenues for the quarter of $1.6 billion. Reconciliations of the Company’s GAAP results to certain non-GAAP measures is discussed within and under “Non-GAAP Financial Measures.”

(4)	Excludes revenue included in the Other segment.
(5)	See further discussion of non-GAAP adjustments under “Non-GAAP Financial Measures.”
(6)	Book value per common share represents shareholders’ equity (excluding preferred stock and non-controlling interests) divided by period end common shares outstanding.
(7)

Computed by dividing annualized net income by average common shareholders’ equity or, in the case of non-GAAP return on common equity, computed by dividing non-GAAP net income by average common shareholders’ equity.

(8)

Computed by dividing annualized net income by average tangible shareholders' equity or, in the case of non-GAAP return on tangible common equity, computed by dividing non-GAAP net income by average tangible shareholders' equity. Tangible common shareholders' equity equals total common shareholders' equity less goodwill and identifiable intangible assets.

(9)	Capital ratios are estimates at time of the Company’s earnings release.
(10)	Reflects change in the definition of producing brokers as of January 1, 2019. Prior period amounts have been restated to conform with current period presentation.
(11)	Includes client margin balances held by our broker-dealer subsidiaries and securities-based loans held at our bank subsidiaries.
(12)	Includes Private Client Group and Trust Business.
(13)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(14)	Asset management assets included in Private Client Group or Trust accounts.
(15)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average quarterly balances for Individual Program Banks.
(16)	Includes Stifel Bank & Trust and Stifel Bank, formerly known as The Business Bank of St. Louis, which was acquired on August 31, 2018, and Stifel Trust Company, N.A.
(17)	Includes net interest, asset management and service fees, and other income.
(18)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards and promissory notes issued as retention, professional fees, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

(19)	Primarily related to costs associated with Company’s legal matters.
(20)	See details of non-GAAP adjustments under “Provision for Income Taxes.”